                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                              -------------------




                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 31, 2000
                                                        ----------------


                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)


                 Nevada                333-72621         88-0396566
       ---------------------------  --------------   ------------------
       (State or other jurisdiction   (Commission      (IRS Employer
             of incorporation)        File Number)   Identification No.)


       101 Convention Center Drive, Suite 850, Las Vegas, Nevada  89109
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                          --------------


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     On September 28, 2000, the Registrant caused the issuance and sale of $243,937,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-C (the "Certificates") pursuant to the Series 2000-C Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms").

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of September 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and (the "Underwriter") pursuant to a Terms Agreement, dated as of September 26, 2000, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

     On the Closing Date, the Trust contained, among other things, the Initial Assets and $64,416,658 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than December 27, 2000. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on October 31, 2000 with an aggregate Scheduled Principal Balance of $64,416,538 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

     The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table includes Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

  Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the initial assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                   8-K Assets



              Geographical Distribution of Manufactured Homes (1)

                                    Number of           Aggregate Scheduled                  Percentage of
Geographic Location                8-K Assets            Principal Balance                 Asset Pool by SPB
-------------------               -----------           -------------------                -----------------
Alabama                                 47                  $ 1,776,338                          2.76%
Arizona                                 61                    4,780,176                          7.42
Arkansas                                26                    1,015,388                          1.58
California                               8                      903,226                          1.40
Colorado                                16                      854,902                          1.33
Connecticut                              1                       69,769                          0.11
Delaware                                12                      442,920                          0.69
Florida                                 33                    1,666,971                          2.59
Georgia                                 56                    2,264,144                          3.51
Idaho                                   15                      936,733                          1.45
Illinois                                 2                       94,729                          0.15
Indiana                                  1                       84,768                          0.13
Kansas                                  16                      693,997                          1.08
Kentucky                                35                    1,325,228                          2.06
Louisiana                               37                    1,504,805                          2.34
Maryland                                 3                      107,623                          0.17
Mississippi                             50                    2,003,455                          3.11
Missouri                                28                    1,109,106                          1.72
Nevada                                   7                      583,670                          0.91
New Mexico                              36                    2,132,456                          3.31
North Carolina                         255                   10,408,655                         16.16
Ohio                                    24                    1,013,466                          1.57
Oklahoma                                29                    1,648,000                          2.56
Oregon                                  29                    2,630,787                          4.08
Pennsylvania                             1                       27,886                          0.04
South Carolina                          96                    3,924,559                          6.09
Tennessee                               76                    3,554,579                          5.52
Texas                                  209                    9,936,923                         15.43
Utah                                     5                      515,384                          0.80
Virginia                                64                    2,685,398                          4.17
Washington                              30                    2,926,398                          4.54
West Virginia                           23                      711,809                          1.11
Wyoming                                  1                       82,288                          0.13
                                     -----                  -----------                        ------
TOTAL                                1,332                  $64,416,538                        100.00%
                                     =====                  ===========                        ======

----------------
(1) Based on the mailing address of the obligor on the related Cut-off Date.

                       Year of Origination of Assets (1)

                                   Number of          Aggregate Scheduled               Percentage of
Year of Origination               8-K Assets           Principal Balance              Asset Pool by SPB
-----------------------------  -----------------  ----------------------------  ------------------------------

1992                                   2                $    19,791                           0.03%
1993                                   3                     42,055                           0.07
1997                                   3                    125,367                           0.19
1998                                   5                    304,764                           0.47
1999                                   6                    514,839                           0.80
2000                               1,313                 63,409,722                          98.44
                                   -----                -----------                         ------
TOTAL                              1,332                $64,416,538                         100.00%
                                   =====                ===========                         ======

------------
(1) The weighted average seasoning of the 8-K assets was approximately 0.60 months as of the Cut-off Date.


                  Distribution of Remaining Loan Balance (1)

                                     Number of         Aggregate Scheduled                Percentage of
Remaining Loan Balance               8-K Assets         Principal Balance               Asset Pool by SPB
--------------------------------  ----------------  --------------------------  ---------------------------------
$  4,999.99 or less                        3               $     9,965                        0.02%
$  5,000.00 - $  9,999.99                  9                    70,061                        0.11
$ 10,000.00 - $ 14,999.99                 16                   191,288                        0.30
$ 15,000.00 - $ 19,999.99                 48                   861,098                        1.34
$ 20,000.00 - $ 24,999.99                 97                 2,206,960                        3.43
$ 25,000.00 - $ 29,999.99                179                 4,969,255                        7.71
$ 30,000.00 - $ 34,999.99                192                 6,252,218                        9.71
$ 35,000.00 - $ 39,999.99                133                 4,943,805                        7.67
$ 40,000.00 - $ 44,999.99                 98                 4,165,997                        6.47
$ 45,000.00 - $ 49,999.99                107                 5,086,127                        7.90
$ 50,000.00 - $ 54,999.99                 79                 4,159,071                        6.46
$ 55,000.00 - $ 59,999.99                 63                 3,631,573                        5.64
$ 60,000.00 - $ 64,999.99                 44                 2,748,628                        4.27
$ 65,000.00 - $ 69,999.99                 43                 2,904,758                        4.51
$ 70,000.00 - $ 74,999.99                 19                 1,364,548                        2.12
$ 75,000.00 - $ 79,999.99                 27                 2,090,348                        3.25
$ 80,000.00 - $ 84,999.99                 31                 2,556,485                        3.97
$ 85,000.00 - $ 89,999.99                 24                 2,093,314                        3.25
$ 90,000.00 - $ 94,999.99                 15                 1,386,781                        2.15
$ 95,000.00 - $ 99,999.99                 21                 2,038,123                        3.16
$100,000.00 or more                       84                10,686,134                       16.59
                                       -----               -----------                      ------

TOTAL                                  1,332               $64,416,538                      100.00%
                                       =====               ===========                      ======

------------------
(1) The highest remaining asset amount was approximately $184,248 which represents approximately 0.29% of the aggregate remaining principal balance of the 8-K assets. The average remaining principal amount of the 8-K assets was approximately $48,361.

                   Distribution of Original Loan Balance (1)

                                      Number of        Aggregate Scheduled                Percentage of
Original Loan Balance                8-K Assets         Principal Balance               Asset Pool by SPB
--------------------------------  ----------------  --------------------------  ---------------------------------

$  4,999.99 or less                        2              $     5,352                          0.01%
$  5,000.00 - $  9,999.99                  8                   62,466                          0.10
$ 10,000.00 - $ 14,999.99                 14                  156,945                          0.24
$ 15,000.00 - $ 19,999.99                 51                  887,698                          1.38
$ 20,000.00 - $ 24,999.99                 97                2,202,624                          3.42
$ 25,000.00 - $ 29,999.99                179                4,963,545                          7.71
$ 30,000.00 - $ 34,999.99                193                6,282,217                          9.75
$ 35,000.00 - $ 39,999.99                133                4,943,805                          7.67
$ 40,000.00 - $ 44,999.99                 97                4,121,919                          6.40
$ 45,000.00 - $ 49,999.99                107                5,080,216                          7.89
$ 50,000.00 - $ 54,999.99                 80                4,209,059                          6.53
$ 55,000.00 - $ 59,999.99                 62                3,572,011                          5.55
$ 60,000.00 - $ 64,999.99                 45                2,808,190                          4.36
$ 65,000.00 - $ 69,999.99                 42                2,834,783                          4.40
$ 70,000.00 - $ 74,999.99                 20                1,434,523                          2.23
$ 75,000.00 - $ 79,999.99                 27                2,090,348                          3.25
$ 80,000.00 - $ 84,999.99                 30                2,471,489                          3.84
$ 85,000.00 - $ 89,999.99                 24                2,088,620                          3.24
$ 90,000.00 - $ 94,999.99                 16                1,476,472                          2.29
$ 95,000.00 - $ 99,999.99                 21                2,038,123                          3.16
$100,000.00 or more                       84               10,686,134                         16.59
                                       -----              -----------                        ------

TOTAL                                  1,332              $64,416,538                        100.00%
                                       =====              ===========                        ======

--------------------
(1) The highest original asset amount was approximately $184,248 which represents approximately 0.29% of the aggregate principal balance of the 8-K assets at origination. The average original principal amount of the 8-K assets was approximately $48,410 as of the Cut-off Date.


                                 Current Asset Rates (1)

                                       Number of           Aggregate Scheduled               Percentage of
Current Asset Rate                    8-K Assets            Principal Balance              Asset Pool by SPB
--------------------------------  -------------------  ---------------------------  --------------------------------

 6.000%- 6.999%                            10                 $ 1,035,849                         1.61%
 7.000%- 7.999%                            57                   5,917,894                         9.19
 8.000%- 8.999%                            49                   4,393,577                         6.82
 9.000%- 9.999%                           127                   9,324,609                        14.48
10.000%-10.999%                            66                   5,004,790                         7.77
11.000%-11.999%                            89                   5,324,822                         8.27
12.000%-12.999%                           153                   6,509,480                        10.11
13.000%-13.999%                           161                   6,199,569                         9.62
14.000%-14.999%                           157                   5,567,492                         8.64
15.000%-15.999%                           209                   7,677,268                        11.92
16.000% or more                           254                   7,461,189                        11.58
                                        -----                 -----------                       ------

TOTAL                                   1,332                 $64,416,538                       100.00%
                                        =====                 ===========                       ======

---------------------
(1) The weighted average current asset rate was approximately 12.02% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

             Remaining Terms to Maturity of Assets (In Months) (1)


                                      Number of           Aggregate Scheduled                 Percentage of
Remaining Term to Maturity            8-K Assets           Principal Balance                Asset Pool by SPB
--------------------------------  ------------------  ---------------------------  -----------------------------------

  1  -   60                               11                  $    95,224                          0.15%
 61  -   96                               15                      204,140                          0.32
 97  -  120                               19                      342,240                          0.53
121  -  156                               67                    1,474,503                          2.29
157  -  180                              116                    3,196,345                          4.96
181  -  216                                8                      234,297                          0.36
217  -  240                              280                    8,897,592                         13.81
241  -  300                              277                   11,168,672                         17.34
301  -  360                              539                   38,803,523                         60.24
                                       -----                  -----------                        ------

TOTAL                                  1,332                  $64,416,538                        100.00%
                                       =====                  ===========                        ======

-----------------
(1) The weighted average remaining term to maturity of the 8-K assets was approximately 315 months as of the Cut-off Date.



              Original Terms to Maturity of Assets (In Months) (1)

                                         Number of            Aggregate Scheduled                 Percentage of
Original Term to Maturity                8-K Assets            Principal Balance                Asset Pool by SPB
-----------------------------------  ------------------  -----------------------------  ---------------------------------

  1  -   60                                   9                 $    83,016                            0.13%
 61  -   96                                  13                     178,792                            0.28
 97  -  120                                  19                     333,246                            0.52
121  -  156                                  68                   1,471,419                            2.28
157  -  180                                 118                   3,221,693                            5.00
181  -  216                                   8                     234,297                            0.36
217  -  240                                 281                   8,921,880                           13.85
241  -  300                                 277                  11,168,672                           17.34
301  -  360                                 539                  38,803,523                           60.24
                                          -----                 -----------                          ------

TOTAL                                     1,332                 $64,416,538                          100.00%
                                          =====                 ===========                          ======

---------------
(1) The weighted average original term to maturity of the 8-K assets was approximately 316 months as of the Cut-off Date.

          Distribution of Original Loan-to-Value Ratios of Assets (1)

                                       Number of          Aggregate Scheduled              Percentage of
Loan-to-Value Ratio (2)                8-K Assets          Principal Balance             Asset Pool by SPB
-----------------------               -----------        --------------------           ------------------

50% or less                                 8                   $   181,749                        0.28%
51%  -  55%                                 3                       137,583                        0.21
56%  -  60%                                 8                       377,280                        0.59
61%  -  65%                                15                       942,511                        1.46
66%  -  70%                                17                       971,694                        1.51
71%  -  75%                                19                     1,218,214                        1.89
76%  -  80%                                66                     3,652,975                        5.67
81%  -  85%                                83                     5,232,893                        8.12
86%  -  90%                               183                     9,456,512                       14.68
91%  -  95%                               410                    22,070,780                       34.26
96%  - 100%                               494                    19,414,699                       30.14
Not Available                              26                       759,650                        1.18
                                        -----                   -----------                      ------

TOTAL                                   1,332                   $64,416,538                      100.00%
                                        =====                   ===========                      ======

-----------------
(1) The weighted average original Loan-to-Value Ratio of the 8-K assets for which an original Low-to-Value Ratio was available was approximately 90.93% as of the Cut-off Date.
(2) Rounded to nearest 1%.


     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


October 31, 2000              OAKWOOD MORTGAGE INVESTORS, INC.



                              By: /s/ Dennis Hazelrigg
                                  --------------------
                              Name:  Dennis Hazelrigg
                              Title: President